SEVENTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES



         This SEVENTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES ("Seventh Amendment") is made and entered into as of this 8th day of March 2001 ("Effective Date"), by and between GENERAL COMMUNICATION, INC.
and its wholly owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781 and MCI WORLDCOM NETWORK SERVICES, INC. ("MWNS"), formerly known as MCI Telecommunications Corporation, with offices located at 1133 19th Street, N.W., Washington, D.C. 20036 (GCI with MWNS, collectively, the "Parties," and individually, a "Party").


                                    RECITALS


         WHEREAS, GCI and MWNS entered into that certain Contract for Alaska Access Services dated January 1, 1993 ("Original Agreement"), as amended by (i) the First Amendment to Contract for Alaska Access Services dated March 1, 1996,
(ii) the Third Amendment to Contract for Alaska Access Services dated March 1, 1998, and (iii) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, and (iv) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, and (v) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001 (collectively, "Agreement") which set forth the general terms and conditions under which GCI provides certain telecommunications services to MWNS; and

         WHEREAS, effective September 30, 1999, WorldCom Network Services, Inc. merged into MWNS pursuant to that certain Certificate of Merger dated as of September 15, 1999; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Term

Paragraph 3 of the Agreement shall be deleted in its entirety and the following inserted in its place:

                  3. TERM. Except for **********, services provided pursuant to
Section 2.A shall be for a term of five (5) years beginning March 31, 2001, and ending March 31, 2006. The term shall be



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
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         automatically extended for ********** periods through and including
         **********, unless either Party elects to cancel the renewal periods by giving written notice of non-renewal at least one (1) year prior to the commencement of the next renewal term. The services for ********** shall be for a term of ********** upon the issue of the first ASR authorizing the turn up of a serving area. The term for ********** shall be automatically extended for ********** periods through and including **********, unless either Party elects to cancel the renewal periods by giving notice of non-renewal at least one (1) year prior to the commencement of any renewal term.

2. Charges

A. Paragraph 2.B.(1) of the Agreement shall be deleted and the following inserted in its place: 2.B (1) MCI Northbound Traffic. MCI Northbound Traffic shall be charged at the following rates per minute in the appropriate periods:

Date                                                          Rate in Dollars
----                                                          ---------------
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********

There shall be no **********. GCI shall pay the ********** and all ********** charges for the ********** of MCI Northbound Traffic.

B. Paragraph 2. B. (2) of the Agreement shall be deleted and the following inserted in its place:



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
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MCI Southbound Traffic. MCI Southbound Traffic (except for **********) shall be charged at the following rates per minute in the appropriate periods:

Date                                                          Rate in Dollars
----                                                          ---------------
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********
Beginning **********                                          $**********

There shall be no **********. GCI shall pay the ********** and all ********** charges for MCI Southbound Traffic. Any query charges associated with the routing of MCI Southbound Traffic, due to FCC Docket #86-10, will be passed on to MCI.

3. Effect of Amendment. All other terms and conditions of the Agreement not expressly modified by this Seventh Amendment shall remain in full force and effect. The Parties hereby affirm and agree such terms remain binding.

4. Further Assurances. The Parties shall cooperate in good faith, and enter into such other instruments and take such other actions as may be necessary or desirable, to fully implement the intent of this Seventh Amendment.

5.Counterparts; Signatures. This Seventh Amendment may be executed in couterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument. When signed by each Party's authorized representative, a copy or facsimile of this Seventh Amendment shall have the same force and effect as one bearing an original signature.

6. Defined Terms. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement.

 This Seventh Amendment together with the Agreement is the complete agreement of the Parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both Parties.


IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Amendment as of the Effective Date.



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
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MCI WORLDCOM

By: /s/

Printed Name: Jay Slocum

Title: Vice President


GCI COMMUNICATION CORP.

By: /s/

Printed Name: Richard Westlund

Title: Vice President


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